INCOME TAXES	12 Months Ended
Oct. 31, 2024
Income Tax Disclosure [Abstract]
INCOME TAXES

NOTE 11 – INCOME TAXES

The Company files a consolidated federal income tax return that includes all of its subsidiaries. For the years ended October 31, 2024 and 2023, the Company incurred operating losses, and therefore, there was not any current income tax expense amount recorded during those periods.

The consolidated provision for income taxes for October 31, 2024 and 2023 consists of the following:

	Year Ended October 31, 2024	Year Ended October 31, 2023
Current:
Federal	$-	$-
State	-	-
Current Income Tax Expense (Benefit)	$-	$-
Deferred:
Federal	$(207,000)	$(385,000)
State	(10,000)	(349,000)
Deferred Income Tax Expense (Benefit)	(217,000)	(734,000)
Change in Valuation Allowance	217,000	734,000
Income tax provision	$-	$-

Effective tax rates differ from the federal statutory rate of 21% for 2024 and 2023 applied to income before income taxes. A reconciliation of the U.S. federal statutory tax amount to the Company’s effective tax amount is as follows:

	October 31, 2024	October 31, 2023
Tax at federal statutory rate	$(989,000)	$(1,467,000)
State taxes, net of federal benefit	(61,000)	(349,000)
Permanent differences	2,000	-
Stock-based compensation	1,002,000	834,000
Other	(171,000)	248,000
Total income tax expense (benefit)	(217,000)	(734,000)
Change in valuation allowance	217,000	734,000
Income tax provision	$-	$-

The Company had a federal net operating loss carryover of $17,416,000 as of October 31, 2024, of which 98% is available to offset future taxable income indefinitely. The Company had state net operating loss carryovers of $10,546,000 of which $7,173,000, carryover indefinitely and the balance expires in varying amounts through 2041.

The tax effects of temporary differences and carry-forwards that give rise to deferred tax assets and liabilities for the Company were as follows:

	October 31, 2024	October 31, 2023
Deferred Tax Assets:
Stock based compensation	$2,644,000	$1,637,000
Net operating loss carryforward-Federal	3,657,000	3,611,000
Net operating loss carryforward-State	542,000	618,000
Other	-	-
Total deferred tax assets:	6,843,000	5,866,000
Deferred Tax Liabilities:
Property and equipment	310,000	310,000
Total deferred tax liabilities:	310,000	310,000

Valuation Allowance	(6,533,000)	(5,556,000)
Net deferred tax assets	$-	$-

FASB ASC 740 requires a valuation allowance against deferred tax assets if, based on the weight of available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized. At October 31, 2024 and October 31, 2023, the net deferred tax asset was offset by a full valuation allowance.

Pursuant to Code Sec. 382 of the Internal Revenue Code (“the Code”), the utilization of net operating loss carryforwards may be limited as a result of a cumulative change in stock ownership of more than 50% over a three-year period. The Company may be subject to such limitation.

IRS Penalties

As of October 31, 2023, the Company had accrued $86,000 of accrued tax penalties and interest on the balance sheet in connection with penalties and interest assessed by the Internal Revenue Service (“IRS”) for delinquent income tax returns for the periods since inception through the tax year ended October 31, 2016 that were not filed until December 2017 (“Delinquent Filed Returns”). The Company filed a “Request for Collection Due Process Equivalent Hearing” (“Request”) in September 2021 seeking an abatement of the penalties and interest. A hearing was held on June 28, 2022 and during February 2024, the IRS notified the Company that the Company’s appeal for full abatement of penalties and interest ($92,000 as of February 2024) associated with the Delinquent Filed Returns was granted. The Company recorded the abatement as other income for the year ended October 31, 2024.